UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

April 17, 2017
____________________________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 7.01          Regulation FD Disclosure

Effective January 1, 2017, to further align our products and commercial teams to better serve our customers, Thermo Fisher Scientific Inc. (the company) transferred its plastics for cell culture and vaccines/biologics; sample preparation and analysis; and production chemicals product lines to the Life Sciences Solutions segment from the Laboratory Products and Services segment and transferred its biochemical product line from the Life Sciences Solutions segment to the Laboratory Products and Services segment. These moves are consistent with the company’s historical practice of moving a product line between segments when a shift in strategic focus of either the product line or a segment more closely aligns the product line with a segment different than that in which it had previously been reported.

Also effective January 1, 2017, the company adopted Accounting Standards Update (ASU) 2016-09 “Improvements to Employee Share-based Payment Accounting.” The company has retrospectively applied the amendments relating to the statement of cash flows presentation of excess tax benefits and employee taxes paid when the company withholds shares to meet the withholding requirement. As a result, cash flows from operating activities and from financing activities have changed from those presented in prior periods. The amendment requiring recognition of excess tax benefits in the income statement has been applied prospectively as required by the ASU and, accordingly, only the net income of future periods will be affected by this part of the rule changes.

The company’s first-quarter 2017 financial report will be the first to reflect the new segment structure and revised statement of cash flows. On April 17, 2017, the company made available on its corporate website unaudited historical financial data that has been recast to reflect its new segment reporting structure and revised operating cash flow data. The recast financial data is available at www.thermofisher.com under the headings “Investors” and “GAAP/Non-GAAP Reconciliation & Financial Package.”

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	April 17, 2017	By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Vice President and Chief Accounting Officer